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                                                                    Exhibit 99.1

                                  CERTIFICATION
             PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Robert Becker, Chief Executive Officer and Principal Financial Officer of JMXI, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Robert Becker
---------------------------
Robert Becker
Chief Executive Officer and Principal Financial Officer


November 19, 2002